UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2009

GREEN BANKSHARES, INC.
(Exact name of Registrant as specified in its charter)

Tennessee	0-14289	62-1222567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Main Street, Greeneville, Tennessee 37743-4992
(Address of principal executive offices)

(423) 639-5111
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Green Bankshares, Inc. announced that R. Stan Puckett (age 53) will retire as Chairman and Chief Executive Officer of Green Bankshares and its wholly owned subsidiary, GreenBank, on March 31, 2010. The Board of Directors intends to retain an executive recruiting firm to begin this search immediately, a process that will consider both internal and external candidates who may bring appropriate skills and experience to the Company.

The Company issued a press release announcing Mr. Puckett's retirement on September 2, 2009.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

    99.1          Press Release dated September 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BANKSHARES, INC.

Date:	September 2, 2009	By:	/s/	James E. Adams
James E. Adams
Executive Vice President and
Chief Financial Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Copy of press release issued by the Company on September 2, 2009.